================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------



                                  FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           June 20, 1997
                                                  ------------------------------



                                LOEWS CORPORATION
--------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation or organization)    file number)            identification no.)


   667 Madison Avenue, New York, N.Y.                                 10021-8087
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip code)




Registrant's telephone number, including area code      (212) 545-2000
                                                     ---------------------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)



================================================================================

Item 5.  Other Events

  On June 20, 1997, together with other companies in the United States tobacco industry, the Company's subsidiary, Lorillard Tobacco Company, signed the Memorandum of Understanding attached as Exhibit 10 and issued the following press release:

     WASHINGTON, D.C. - The following statement regarding the tobacco negotiations was issued today by Philip Morris Incorporated; RJ Reynolds Tobacco Company; Brown and Williamson Tobacco Corporation; and the Lorillard Tobacco Company;

     "Twelve weeks ago, at the beginning of the discussions with State Attorneys General, the public health community, plaintiffs' lawyers and the tobacco industry, few could have imagined, much less predicted, the level of agreement that has been achieved.

     "The proposal as outlined to the White House and members of Congress represents a carefully developed consensus on how best to resolve public health concerns immediately, particularly regarding youth access to, and usage of, tobacco products; to permit our companies to operate in a more stable and predictable environment; and to preserve the rights of adults who choose to use tobacco products.

     "Negotiations of this size and scope create compromise, not perfection. No one side achieves everything it seeks. In this context, the proposal is a bitter pill because our companies have made concessions that were extremely difficult. But on balance this plan is preferable to the continuation of a decades-long controversy that has failed to produce a constructive outcome for anyone.

     "In order to achieve a resolution in the public interest, the tobacco companies have agreed to support, subject to approval by our board of directors, a package which includes certain legislative and regulatory provisions with which they do not necessarily agree. Nevertheless, the companies are willing to accept legislation incorporating these provisions in the interest of reaching on overall resolution of the important issues facing the industry and the nation.

     "We hope that once the White House and the Congressional leadership have completed their reviews, legislation will move forward, bringing with it a new era of cooperation and tolerance with regard to tobacco issues."

  Effectuation of the proposal included in the Memorandum of Understanding requires enactment of federal legislation, and there can be no assurance that such legislation will be enacted or that it will be enacted without modification that is materially adverse to the Company. The Company believes that implementation of the proposal would materially adversely affect its consolidated results of operations and financial position.

Item 7.  Exhibits

(c) Exhibits

    10. Memorandum of Understanding.

                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
                                            -----------------
                                            (Registrant)





Dated: June 24, 1997                    By: /s/ Peter W. Keegan
                                            ---------------------
                                            Peter W. Keegan
                                            Senior Vice President
                                            Chief Financial Officer